                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                             [Amendment No. _____ ]

Filed by the Registrant:                        [X]
Filed by a Party other than the Registrant:     [_]

Check the appropriate box:


[_]       Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]       Definitive Proxy Statement
[_]       Definitive Additional Materials
[_]       Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Waccamaw Bankshares, Inc.
                -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                     _______
    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]       No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          _____________________________

     (2)  Aggregate number of securities to which transaction applies:
          _____________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:_____________________

     (5)  Total fee paid:______________________________________________________

[_]       Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid: _______________________________________

          (2)  Form, Schedule or Registration Statement no.: _________________

          (3)  Filing Party: _________________________________________________

          (4)  Date Filed: ___________________________________________________

                            WACCAMAW BANKSHARES, INC.
                         110 North J.K. Powell Boulevard
                        Whiteville, North Carolina 28472
                                 (910) 641-0044

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

                                   To Be Held
                                 April 18, 2002

NOTICE is hereby given that the Annual Meeting of Shareholders of Waccamaw Bankshares, Inc. (the "Company") will be held as follows:

     Place: Waccamaw Bank and Corporate Center
            110 North J.K. Powell Boulevard
            Whiteville, North Carolina

     Date:  Thursday, April 18, 2002

     Time:  7:00 p.m.

     The purposes of the meeting are:

     1. To elect two (2) members of the Board of Directors for three year terms.

     2. To ratify the appointment of Larrowe & Company P.L.C. as the Company's independent public accountants for 2002.

     3. To transact any other business that may properly come before the meeting.

You are cordially invited to attend the meeting in person. However, even if you expect to attend the meeting, you are requested to complete, sign and date the enclosed appointment of proxy and return it in the envelope provided for that purpose to ensure that a quorum is present at the meeting. The giving of an appointment of proxy will not affect your right to revoke it or to attend the meeting and vote in person.

                                           By Order of the Board of Directors



                                           James G. Graham
                                           President and Chief Executive Officer

March 1, 2002

                            WACCAMAW BANKSHARES, INC.
                         110 North J.K. Powell Boulevard
                        Whiteville, North Carolina 28472
                                 (910) 641-0044

                                 PROXY STATEMENT

                     Mailing Date: On or about March 1, 2002

                         ANNUAL MEETING OF SHAREHOLDERS
                         ------------------------------

                                   To Be Held
                                 April 18, 2002

General

This Proxy Statement is furnished in connection with the solicitation of the enclosed appointment of proxy by the Board of Directors of Waccamaw Bankshares, Inc. (the "Company") for the Annual Meeting of Shareholders of the Company to be held at the Waccamaw Bank and Corporate Center, 110 North J.K. Powell Boulevard,, Whiteville, North Carolina, at 7:00 p.m. on April 18, 2002, and any adjournments thereof.

Solicitation and Voting of Appointments of Proxy; Revocation

Persons named in the appointment of proxy as proxies to represent shareholders at the Annual Meeting are Crawford Monroe Enzor III, Freda H. Gore, and Alan W. Thompson. Shares represented by each appointment of proxy which is properly executed and returned, and not revoked, will be voted in accordance with the directions contained in the appointment of proxy. If no directions are given, each such appointment of proxy will be voted FOR the election of each of the two
                                             ---
(2) nominees for director named in Proposal 1 below and FOR Proposal 2. If, at
                                                        ---
or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the proxies will have the discretion to vote for a substitute nominee. On such other matters as may come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters. An appointment of proxy may be revoked by the shareholder giving it at any time before it is exercised by filing with Alan W. Thompson, Secretary of the Company, a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses. In addition to the use of the mails, appointments of proxy may be solicited in person or by telephone by the Company's officers, directors and employees without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Company's common stock.

Record Date

The close of business on February 21, 2002, has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only those shareholders of record on that date will be eligible to vote on the proposals described herein.

Voting Securities

The voting securities of the Company are the shares of (i) common stock, no par value per share, of which 5,000,000 shares are authorized and 1,505,730 shares were outstanding on December 31, 2001; and (ii) preferred stock, no par value per share, of which 1,000,000 shares are authorized and no shares were outstanding on December 31, 2001. There are approximately 2,100 holders of record of the Company's common stock.

Voting Procedures; Votes Required for Approval

Each shareholder is entitled to one vote for each share held of record on the Record Date on each director to be elected and on each other matter submitted for voting. In accordance with North Carolina law, shareholders will not be entitled to vote cumulatively in the election of directors at the Annual Meeting.

In the case of Proposal 1 below, the two directors receiving the greatest number of votes shall be elected.

In the case of Proposal 2 below, for such proposals to be approved, the number of votes cast for approval must exceed the number of votes cast against the proposal. Abstentions and broker nonvotes will have no effect.

Authorization to Vote on Adjournment and Other Matters

By signing a proxy, shareholders will be authorizing the proxyholders to vote in their discretion regarding any procedural motions which may come before the annual meeting. For example, this authority could be used to adjourn the annual meeting if the Company believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional proxies or to provide additional information to shareholders. However, proxies voted against the Proposals will not be used to adjourn the annual meeting. The Company does not have any plans to adjourn the meeting at this time, but intends to do so, if needed, to promote shareholder interests.

Beneficial Ownership of Voting Securities

As of the December 31, 2001, no shareholder known to management owned more than 5% of the Company's common stock.

As of the December 31, 2001, the beneficial ownership of the Company's common stock, by directors individually, and by directors and executive officers as a group, was as follows:

                                                           AMOUNT AND
                                                           NATURE OF
            NAME AND ADDRESS OF                            BENEFICIAL        PERCENT
            BENEFICIAL OWNER                             OWNERSHIP/(1)/    OF CLASS/(2)/
            ----------------                             ---------         --------
            M.B. ("Bo") Biggs                                  5,191             0.33
            Lumberton, NC

            Dr. Maudie M. Davis                                8,199             0.53
            Tabor City, NC

            E. Autry Dawsey, Sr.                              58,707(3)          3.77
            Whiteville, NC

            Crawford Monroe Enzor, III                        47,481(4)          3.05
            Cerro Gordo, NC

            James G. Graham                                   35,603             2.29
            Whiteville, NC

            James E. Hill, Jr.                                13,021(5)          0.84
            Whiteville, NC

            Michael K. Jones                                  49,402(6)          3.17
            Tabor City, NC

            Alan W. Thompson                                  27,134(7)          1.74
            Whiteville, NC

            R. Dale Ward                                      29,840(8)          1.92
            Whiteville, NC

            J. Densil Worthington                             35,723(9)          2.29
            Chadbourn, NC

            All Directors and Executive Officers as a        315,726            20.27
            group (13 persons)

     (1) Except as otherwise noted, to the best knowledge of the Company's management, the above individuals and group exercise sole voting and investment power with respect to all shares shown as beneficially owned other than the following shares as to which such powers are shared: Mr. Hill - 3,000 shares and Mr. Worthington - 8,400 shares.

     (2) The calculation of the percentage of class beneficially owned by each individual and the group is based, in each case, on the sum of (1) 1,505,730 outstanding shares of common stock, and (2) 51,649 options to purchase common stock capable of being exercised by the individual or group within 60 days of December 31, 2001.

     (3) Includes 10,080 held by Mr. Dawsey as custodian for grandchildren.

     (4) Includes 28,544 shares held by Mr. Enzor's immediate family.

     (5) Includes 144 shares held by Mr. Hill as custodian for minor child.

     (6) Includes 3,792 shares held by Mr. Jones as custodian for minor children.

     (7) Includes 1,248 shares held by Mr. Thompson's spouse.

     (8) Includes 264 shares held by Mr. Ward as custodian for minor child.

     (9) Includes 3,950 shares held by Mr. Worthington as custodian for minor child.

Reports of Changes in Beneficial Ownership

Directors and executive officers of the Company are required by federal law to file reports with the Securities and Exchange Commission ("SEC") regarding the amount of and changes in their beneficial ownership of the Company's common stock. Prior to the formation of the Company as the holding company for Waccamaw Bank (the "Bank"), such ownership reports were filed with the Federal Deposit Insurance Corporation (the "FDIC"). Upon the formation of the Company, such reports are now required to be filed with the SEC. The initial reports on Form 3 required to be filed with the SEC were not timely filed after the formation of the Company. However, all such ownership reports have now been filed and the ownership status of the Company's common stock by its directors and executive officers is accurate and current.

                        PROPOSAL 1: ELECTION OF DIRECTORS
                        ---------------------------------

The Company's Bylaws provide that its Board of Directors shall consist of between 5 and 16 members, as determined by the Board of Directors or the shareholders, and, if more than 9, they shall be staggered into terms of one, two, and three years in as equal numbers as possible. The Board of Directors has set the number of directors of the Company at ten (10). Each nominated and incumbent director has served as a director of the Bank since 1997 and as a director of the Company since the Bank's reorganization into a bank holding company on July 1, 2001 except Mr. Graham who was first elected as a director of the Bank in 1999. The two (2) directors whose terms expire at the Annual Meeting have been renominated to three year terms.

                                   Position(s)       Director                 Principal Occupation and
Name and Age                          Held            Since           Business Experience During Past 5 Years
-------------                         -----           -----           ---------------------------------------
M.B. ("Bo") Biggs                   Director           1997      Certified Public Accountant; Chief Financial
(46)                                                             Officer, Comptroller/Secretary-Treasurer, K.M.
                                                                 Biggs, Inc. (farming and retail sales of farm
                                                                 equipment), Lumberton, NC; Director, Biggs Park,
                                                                 Inc. (shopping center), Lumberton, NC.

James G. Graham                     Director,          1999      President and Chief Executive Officer, Waccamaw
(51)                               President &                   Bankshares, Inc. and Waccamaw Bank, Whiteville,
                                 Chief Executive                 NC, 1999-Present; prior to that President and
                                     Officer                     Chief Executive Officer, Miners and Merchants Bank
                                                                 & Trust Co. and its holding company, Commonweath
                                                                 Community Bancorp, Grundy, VA.


THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE
                                                          ---
NOMINEES FOR DIRECTOR OF THE COMPANY.

Incumbent Directors

The Company's Board of Directors includes the following directors whose terms will continue after the Annual Meeting. Certain information regarding those directors is set forth in the following table:

                               Director         Term                        Principal Occupation and
Name and Age                     Since         Expires              Business Experience During Past 5 Years
-------------                    -----         -------              ---------------------------------------
E. Autry Dawsey, Sr.             1997            2004       President and Chief Executive Officer, Premiere
(65)                                                        Management Company, Inc. (management company for other
                                                            companies listed); President, K.A.R. Enterprises, Inc.
                                                            (motel); President, B&D Enterprises (real estate);
                                                            President, Dawsey Investment Co., Inc. (fast food);
                                                            President, Premiere Construction, Inc. (construction
                                                            company); Managing Partner, Premiere Enterprises of
                                                            Whiteville, LLC (real estate); President, Premiere
                                                            Hospitality Group, Inc. (motel); Managing Partner,
                                                            Dawcut Hospitality, LLC (hotel); President, Lake
                                                            Waccamaw Convalescent Center, Inc. (nursing home);
                                                            President, 701 Associates (real estate); President, 374
                                                            Operating Co. (real estate); President, Premiere Point
                                                            (housing development); President, Premiere Living, Inc.
                                                            (nursing home; substantial operations sold in 1998); D&
                                                            H Foods ("Sonic").

Dr. Maudie M. Davis              1997            2003       Principal, South Columbus High School, Tabor City, NC.
(49)


Crawford Monroe Enzor, III       1997            2004       Owner, Monroe Enzor, III Farms, Cerro Gordo, NC;
(37)                                                        President, Enzor Farms, Inc., Fair Bluff, NC.

                               Director         Term                        Principal Occupation and
Name and Age                     Since         Expires              Business Experience During Past 5 Years
-------------                    -----         -------              ---------------------------------------
James E. Hill, Jr.               1997            2003       Attorney, Hill & High, L.L.P., Whiteville, NC; farming
(55)                                                        operations.

Michael K. Jones                 1997            2003       President, Jones Stores, Inc., also known as J&C
(52)                                                        Wholesale Co. (variety stores) Tabor City, NC; Owner
                                                            Broadway Ventures,
                                                            LLC; Managing
                                                            Partner; Conway
                                                            Shopping Center,
                                                            LLC; Managing
                                                            Partner, JONCAR,
                                                            LLC; Managing
                                                            Partner, JACJPJ,
                                                            LLC; Partner, Crown
                                                            Investments, LLC.

Alan W. Thompson                 1997            2003       President, Thompson, Price, Scott, Adams & Co., P.A.
(38)                                                        (certified public accountants), Whiteville, NC.

R. Dale Ward                     1997            2004       President, J.D. Wright Roofing Co., Inc., Tabor City,
(49)                                                        NC; Columbus County, NC, School Board, since 1994,
                                                            including three years as chairman; Partner, Crown
                                                            Investments, LLC.

J. Densil Worthington            1997            2003       President, Worthington Funeral Home, Inc., Chadbourn, NC.
(47)

Director Relationships

No director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") or subject to the requirements of Section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940.

Meetings and Committees of the Board of Directors

The Company's Board held two (2) meetings since its inception on July 1, 2001. Each director attended 75% or more of the aggregate number of meetings of the Board and any committees on which he or she served.

The Company's Board has several standing committees, including an Executive Committee and an Audit Committee.

Executive Committee. The functions of the Nominating & Compensation Committee are performed by the Executive Committee whose membership consists of Messrs. Dawsey, Enzor, Graham, Hill, Jones, and Thompson. The Executive Committee reviews and approves all salaries and benefits of Company personnel and nominates individuals for positions on the Board of Directors. The Executive Committee met nine (9) times since July 1, 2001.

Audit Committee. The members of the Audit Committee are Messrs. Biggs, Jones, Thompson, and Worthington. The Audit Committee met one time since July 1, 2001.


                          Report of the Audit Committee
                          -----------------------------

The Audit Committee of the Company is responsible for receiving and reviewing the annual audit report of the Company's independent auditors and reports of examinations by bank regulatory agencies, and helps formulate, implement, and review the Company's internal audit program.

During the course of its examination of the Company's audit process in 2001, the Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee also discussed with the independent auditors, Larrowe & Company, P.L.C., all matters required to be discussed by the Statement of Auditing Standards No. 61, as amended. Furthermore, the Audit Committee received from Larrowe & Company, P.L.C. disclosures regarding their independence required by the Independence Standards Board Standard No. 1, as amended and discussed with Larrowe & Company, P.L.C..

Based on the review and discussions above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2001 for filing with the SEC.

The Audit Committee has written a charter.

The Audit Committee members are "independent" as defined by the Nasdaq listing standards. The Company's common stock is not traded on any exchange.

The Audit Committee has considered whether the principal accountant's provision of the information technology services and other non-audit services to the Company is compatible with maintaining independence of Larrowe & Company, P.L.C. The Audit Committee has determined that it is compatible with maintaining the independence of Larrowe & Company, P.L.C.

This report is submitted by the Audit Committee:

                                 M.B. "Bo" Biggs
                                Michael K. Jones
                                Alan W. Thompson
                              J. Densil Worthington

Director Compensation

Board Fees. Prior to the Bank's reorganization into a holding company form of organization on July 1, 2001, each director received $200 for each Board meeting attended and $125 for each committee meeting attended. The Chairman of the Board received $250 for each Board meeting chaired and each committee chairman received $125 for each committee meeting chaired.

Beginning July 1, 2001, all directors were paid a $1,200 retainer fee, as well as, $400 for each Board meeting attended and $200 for each committee meeting attended. The Chairman of the Board received $750 for each Board meeting chaired and each committee chairman received $250 for each committee meeting chaired.

1998 Nonstatutory Stock Option Plan. The shareholders of the Bank approved an amendment to the 1998 Nonqualified Stock Option Plan (the "Nonqualified Option Plan") at the 2001 Annual Meeting of shareholders pursuant to which the options available under the Nonqualified Option Plan were increased to 123,035 shares of the Bank's Common Stock being available for issuance to members of the Company's Board of Directors and the Board of any subsidiary of the Company. In connection with the reorganization of the Bank into the holding company form of organization which resulted in the creation of the Company, the Nonqualified Option Plan was adopted by the Company and options under such plan are now options of the Company.

Executive Officers

Set forth below is certain information regarding the Company's Executive
Officers.

NAME                     AGE             POSITION WITH COMPANY                      BUSINESS EXPERIENCE
----                     ---             ---------------------                      -------------------
James G. Graham          51     Director, President & Chief Executive    President and Chief Executive Officer,
                                Officer                                  Waccamaw Bankshares, Inc. and Waccamaw
                                                                         Bank, Whiteville, NC, 1999-Present;
                                                                         prior to that President and Chief
                                                                         Executive Officer, Miners Merchants
                                                                         Bank & Trust Co. and its holding
                                                                         company, Commonweath Community Bancorp,
                                                                         Grundy, VA.

Freda H. Gore            40     Vice President and Chief Operating       Vice President and Chief Operating
                                Officer of Waccamaw Bank                 Officer of Waccamaw Bank, Whiteville, NC,
                                                                         1997-Present.

David A. Godwin          45     Vice President and Chief Financial       Vice President and Chief Financial
                                Officer of Waccamaw Bank                 Officer of Waccamaw Bank, Whiteville, NC,
                                                                         2001-Present; prior to that, Comptroller,
                                                                         Four Seasons Screen Printing Co.,
                                                                         Conway, SC, February 2001-July 2001;
                                                                         prior to that Chief Financial
                                                                         Officer/Comptroller, Jones Stores,
                                                                         Inc., Tabor City, NC, 1995-2001 (retail
                                                                         variety company).

Timothy J. Reilly        56     Vice President and Senior Lending        Vice President and Senior Lending Officer
                                Officer of Waccamaw Bank                 of Waccamaw Bank, Whiteville, NC,
                                                                         2001-Present; prior to that Senior Vice
                                                                         President and Charlotte Area Executive
                                                                         for Lincoln Bank, Charlotte, NC,
                                                                         1993-2001.

Executive Compensation

The following table shows the cash and certain other compensation paid to or received or deferred by James G. Graham for services rendered in all capacities during fiscal year 2001. No other current executive officer of the Company received compensation for 2001 which exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation                       Long Term Compensation
                               -------------------                       ----------------------
                                                                               Awards
                                                                               ------

    Name and                                     Other Annual             Securities Underlying
Principal Position   Year   Salary($) Bonus($)   Compensation ($)/(1)/         Options
------------------   ----   --------- --------   ---------------------         -------
James G. Graham,     2001    111,000    7,000          -0-                      -0-
President and
Chief Executive      2000    106,000    6,000         3,293                     -0-
Officer
                     1999    100,000     -0-           -0-                    44,056(2)

     (1) In addition to compensation paid in cash, the Company's executive officers receive certain personal benefits. However, the aggregate value of such non-cash benefits received by Mr. Graham during 2001 did not exceed 10% of cash compensation paid to him.

     (2) This number reflects a 20% share dividend paid in February 2000 and 20% share premium received upon exchange of options of the Bank for options of the Company.

1998 Incentive Stock Option Plan. At the Bank's 2001 Annual Meeting, the shareholders approved an amendment to the 1998 Incentive Stock Option Plan (the "Incentive Option Plan") increasing the number of shares available for issuance under the plan to 123,035 options to purchase Common Stock. In connection with the reorganization of the Bank into the holding company form of organization which resulted in the creation of the Company, the Incentive Option Plan was adopted by the Company and options under such plan are now options of the Company. Mr. Graham was not issued any Incentive Options during the fiscal year ended December 31, 2001.

The following table sets forth information regarding option exercises and option values as of the end of the fiscal year ended December 31, 2001.

                   AGGREGATED OPTION EXERCISES IN FISCAL 2001
                        AND FISCAL YEAR END OPTION VALUES

                                                            Number of Securities            Value of Unexercised
                             Shares                 Underlying Unexercised Options at     In-The-Money Options at
                            Acquired       Value              Fiscal Year End                 Fiscal Year End
            Name          on Exercise    Realized       Exercisable/Unexercisable        Exercisable/Unexercisable(1)
            ----          -----------    --------       -------------------------        ----------------------------
       James G. Graham        -0-          -0-                26,435 / 17,621              $220,996.60 / $147,311.56

     (1) Price of common stock at December 31, 2001 was $16.00 per share.

Employment Agreement. The Bank is party to an employment agreement dated January 1, 1999 with James G. Graham, President and Chief Executive Officer of the Bank and Company (the "Employment Agreement"). The term of the Employment Agreement is one year and on each anniversary of the effective date the term automatically extends for one year unless notice is received 90 days prior to the anniversary date that the term will not be extended. The Employment Agreement provides for an annual base salary of $100,000, and for discretionary bonuses and participation in other pension and profit-sharing plans maintained by the Bank on behalf of its employees, as well as fringe benefits normally associated with Mr. Graham's position or made available to all other employees.

The Employment Agreement provides that Mr. Graham may be terminated for "cause" as defined in the Employment Agreement, and that the Employment Agreement may otherwise be terminated, in some cases with certain financial consequences, by the Bank or by Mr. Graham. The Employment Agreement provides that should the Bank terminate the Employment Agreement other than for cause within 24 months of a "change in control", or should Mr. Graham terminate the agreement within 24 months during which his compensation or responsibilities are reduced, or his work place is moved an unreasonable distance from his current work place, then he shall receive 200% of his "base salary" as defined in Section 280G(b)(3) of the Internal Revenue Code.

Indebtedness of and Transactions with Management

The Company has had and expects to have in the future, banking transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers and their associates. All loans included in such transactions will be made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and will not involve more than the normal risk of collectibility or present other unfavorable features.

           PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS
           ----------------------------------------------------------

The Board of Directors has appointed the firm of Larrowe & Company, P.L.C., Certified Public Accountants, as the Company's independent public accountants for 2002. A representative of Larrowe & Company, P.L.C. is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he desires to do so.

The Company has paid Larrowe & Company, P.L.C. fees in connection with its assistance in the Company's annual audit and review of the Company's financial statements. Sometimes, the Company engages Larrowe & Company, P.L.C. to assist in other areas of financial planning. The following table sets forth the fees paid to Larrowe & Company, P.L.C. in various categories in 2001.

     Category                                                           Amount Paid
     --------                                                           -----------
     Audit Fees:                                                           $ 27,900

     Financial Information System Design and Implementation Fees:                --

     All Other Fees(1):                                                      27,700
                                                                             ------

     Total Fees Paid:                                                      $ 55,600
                                                                           ========

     (1) All Other Fees includes, among other things, fees paid for agreed upon procedures, the internal audit, Bank Secrecy Act exam, and review of the Form 10-KSB and Forms 10-QSB.

The Audit Committee has considered whether the services provided by Larrowe & Company, P.L.C. under the category All Other Fees above is compatible with maintaining Larrowe & Company, P.L.C.'s independence and determined that it is.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF
                                                          ---
LARROWE & COMPANY, P.L.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR 2002.


                                  OTHER MATTERS
                                  -------------

The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters.

                        PROPOSALS FOR 2003 ANNUAL MEETING
                        ---------------------------------

It is anticipated that the 2003 Annual Meeting will be held on a date during April 2003. Any proposal of a shareholder which is intended to be presented at the 2003 Annual Meeting must be received by the Company at its main office in Whiteville, North Carolina no later than November 15, 2002, in order that any such proposal be timely received for inclusion in the proxy statement and appointment of proxy to be issued in connection with that meeting. If a proposal for the 2003 Annual Meeting is not expected to be included in the proxy statement for that meeting, the proposal must be received by the Company by February 15, 2003 for it to be timely received for consideration. The Company will use its discretionary authority for any proposals received thereafter.

REVOCABLE PROXY

                            WACCAMAW BANKSHARES, INC.
                         110 North J.K. Powell Boulevard
                        Whiteville, North Carolina 28472


                              APPOINTMENT OF PROXY
                         SOLICITED BY BOARD OF DIRECTORS

The undersigned hereby appoints Crawford Monroe Enzor, III, Freda H. Gore, and Alan W. Thompson (the "Proxies"), or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of Waccamaw Bankshares, Inc. (the "Company") held of record by the undersigned on February 21, 2002, at the Annual Meeting of Shareholders of the Company to be held at the Waccamaw Bank and Corporate Center, 110 North J.K. Powell Boulevard, Whiteville, North Carolina, at 7:00 p.m. on April 18, 2002, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this Appointment of Proxy be voted as follows on the proposals listed below:

1. ELECTION OF DIRECTORS: Proposal to elect two directors of the Company for three year terms.

     ____     FOR all nominees listed below               ____     WITHHOLD AUTHORITY
              (except as indicated otherwise below).               to vote for all nominees listed below


                                    NOMINEES:

                                M.B. ("Bo") Biggs
                                 James G. Graham

    Instruction: To withhold authority to vote for one or more nominees, write that nominee's name on the line below.

    ----------------------------------------------------------------------------


2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS: Proposal to ratify the appointment of Larrowe & Company, P.L.C. as the Company's independent accountants for 2002.

                       ____ FOR ____ AGAINST ____ ABSTAIN

3. OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the proxies are authorized to vote the shares represented by this Appointment of Proxy in accordance with their best judgment.

     THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED BY THE PROXIES IN ACCORDANCE WITH THE SPECIFIC INSTRUCTIONS ABOVE. IN THE ABSENCE OF INSTRUCTIONS, THE PROXIES WILL VOTE SUCH SHARES "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 ABOVE AND "FOR" PROPOSAL 2 ABOVE. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY OF THE NOMINEES LISTED IN PROPOSAL 1 FOR ANY REASON HAVE BECOME UNAVAILABLE FOR ELECTION OR UNABLE TO SERVE AS DIRECTORS, THE PROXIES HAVE THE DISCRETION TO VOTE FOR A SUBSTITUTE NOMINEE OR NOMINEES. THIS APPOINTMENT OF PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND REQUESTING THE RIGHT TO VOTE IN PERSON.

                              Date:__________________________________, 2002


                                                                       (SEAL)
                              _______________________________________
                              (Signature)

                              _______________________________________  (SEAL)

                              (Signature, if shares held jointly)

                              Instruction: Please sign above exactly as your
                                                             -------
                              name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or
                                                      ----
                              other persons signing in a representative capacity should indicate the capacity in which they are signing.

IMPORTANT: TO INSURE THAT A QUORUM IS PRESENT, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY YOU WILL BE ABLE TO VOTE IN PERSON AT THE MEETING IF YOU SO DESIRE.

PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD IN THE ENCLOSED
---------------------------------------------------------------------------
ENVELOPE.
--------